UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2009

ARCH CHEMICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-14601	06-1526315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT 06851

(Address of Principal Executive Offices) (Zip Code)

203-229-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 28, 2009, Arch Chemicals, Inc (the “Company”) entered into a Note Purchase and Private Shelf Agreement (the “Agreement”) with Prudential Investment Management, Inc. (“Prudential”), Gibraltar Life Insurance Co., Ltd, United of Omaha Life Insurance Company and Prudential Retirement Insurance and Annuity Company.

Pursuant to the Agreement, the Company issued $75,000,000 aggregate principal amount of its Series A Senior Notes (the “Notes”). The Notes bear interest at a rate of 6.70% per annum and mature on August 28, 2016. The Agreement contains customary events of default (the occurrence of which may result in all of the Notes then outstanding becoming immediately due and payable) and covenants related to limitations on indebtedness and the maintenance of certain financial ratios consistent with those in the Company’s existing Credit Agreement dated February 13, 2009. Proceeds from the issuance of the Notes have been used to pay down debt and for general corporate purposes.

Under the Private Shelf Facility, the Company may issue, and Prudential and its affiliates may in their sole discretion purchase, within the next three years, additional senior promissory notes (“Shelf Notes”) in the aggregate principal amount of $75,000,000. The Shelf Notes will have a maturity date of no more than ten years from the date of issue, and an average life of no more than seven years and such other terms, including interest rate, as the parties may agree upon.

The foregoing is a summary of the terms and conditions of the Agreement only and does not purport to be a complete discussion of its terms. Accordingly, the foregoing description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The discussion under Item 1.01 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A press release issued by the Company on September 1, 2009 relating to the Agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Note Purchase and Private Shelf Agreement among Arch Chemicals Inc., Prudential Investment Management, Inc., Gibraltar Life Insurance Co., Ltd, United of Omaha Life Insurance Company and Prudential Retirement Insurance and Annuity Company, dated August 28, 2009.

99.1	Press Release, dated September 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CHEMICALS, INC.

By:	/s/ Steven C. Giuliano
Name:	Steven C. Giuliano
Title:	Vice President and Chief Financial Officer

Date: September 3, 2009

EXHIBIT INDEX

Exhibit	Description
10.1	Note Purchase and Private Shelf Agreement among Arch Chemicals Inc., Prudential Investment Management, Inc., Gibraltar Life Insurance Co., Ltd, United of Omaha Life Insurance Company and Prudential Retirement Insurance and Annuity Company, dated August 28, 2009.

99.1	Press Release, dated September 1, 2009